                                                                  Exhibit 10.6.2


                       2001A AMENDMENT TO LOAN DOCUMENTS

     THIS 2001A AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), is made and entered into as of the 15th day of February, 2001, effective as of December 31, 2000, by and among (i) BANK ONE, KENTUCKY, NA, a national banking association with an office and place of business in Louisville, Kentucky ("the Agent Bank") (Bank One, Kentucky, NA may also be referred to as a "Bank"); (ii) the BANKS identified on Schedule 1.1 hereto (each a "Bank" and collectively, the "Banks");
(iii) SYPRIS SOLUTIONS, INC., a Delaware corporation, with its principal office and place of business and registered office in Louisville, Jefferson County, Kentucky (the "Borrower") and (iv) the GUARANTORS identified on Schedule 1.2 hereto (each a "Guarantor" and collectively, the "Guarantors").

                            PRELIMINARY STATEMENT:
                            ---------------------

     A. Certain of the Guarantors and their Affiliates entered into a Loan Agreement dated as of March 21, 1997, with the Agent Bank (the "Original Loan Agreement"), whereby the Agent Bank extended in favor of the Guarantors a revolving line of credit in the amount of $20,000,000, a term loan in the amount of $10,000,000 and a swing line of credit subfacility in the amount of $5,000,000.

     B. The predecessors to the Borrower and certain of the Guarantors entered into a 1997A Amended and Restated Loan Agreement dated as of November 1, 1997, with the Agent Bank (the "1997A Loan Agreement"), whereby the Agent Bank increased the revolving line of credit to $30,000,000 and the term loan to $15,000,000 and provided the swing line of credit subfacility in the amount of $5,000,000. The 1997A Loan Agreement was subsequently amended by, among other amendments, the 1998A Amendment to Loan Documents dated as of February 18, 1998.

     C. The Borrower, the Guarantors, the Agent Banks and the Banks entered into the 1999 Amended and Restated Loan Agreement dated as of October 27, 1999 (the "Loan Agreement"), which amended, restated and replaced the Original Loan Agreement and the 1997A Loan Agreement, as amended. The Loan Agreement provides for (i) a revolving line of credit in the amount of $100,000,000, (ii) a swing line subfacility of $5,000,000 and (iii) a letter of credit subfacility of $15,000,000. The Loan Agreement was subsequently amended by the 2000A Amendment to Loan Documents dated as of November 9, 2000 (the "2000A Amendment").

     D. The Borrower and the Guarantors wish to further amend the Loan Agreement and other Loan Documents to (i) change certain financial covenants and
(ii) make certain other changes set forth herein. Terms not defined herein shall have the meanings set forth in the Loan Agreement.

     E. The Banks are agreeable to the foregoing changes, on the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.    AMENDMENTS TO LOAN AGREEMENT.

           A. The following definition in the Definitions section of the Loan Agreement is amended and restated:

     1.74 "Pricing Level" means, for any Pricing Period, Pricing Level I, Pricing Level II, Pricing Level III, Pricing Level IV, Pricing Level V, Pricing Level VI, Pricing Level VII or Pricing Level VIII, as may be in effect for such Pricing Period; provided that, the Default Rate shall be in effect upon the occurrence and during the continuation of any Event of Default.

           B. The following definitions are added to the Definitions section of the Loan Agreement:

     1.111 "Pricing Level VIII" means the Pricing Level that will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the ratio of the Borrower's Adjusted Funded Debt as measured on such Date of Determination, to the Borrower's EBITDA as measured on such Date of Determination, is equal to or greater than 3.51 to 1.00 but is less than or equal to 3.75 to 1.00.

     1.112 "Additional Loan Documents" means the Security Agreements, the Mortgages, the Assignment of Leases and Rents, the Financing Statements, the Title Commitments, the Title Insurance Policies, the Insurance Certificates and such other documents and instruments as may be reasonably requested by Agent Bank, all as described in subsection E of Section 4.2 of the Loan Agreement.

     1.113 "Permitted Exceptions" means (i) governmental laws, ordinances and regulations affecting the Collateral, (ii) liens for ad valorem real property taxes and assessments due and payable from and after the date of the Mortgages, and (iii) such easements, restrictions and stipulations of record as to the operation and use of the Real Property as Agent Bank approves.

           C. Section 2.2A Rates of Interest. The following table is substituted for the existing table in Section 2.2A(ii):

     -------------------------------------------------------------------------------------------------------
                                        Adjusted Funded              Applicable             Applicable
           Pricing Level                 Debt to EBITDA             LIBOR Margin         Base Rate Margin
           -------------                 --------------             ------------         ----------------
     -------------------------------------------------------------------------------------------------------
          Pricing Level I            * 0.00, but ** 1.24                1.00%                   0.00%
     -------------------------------------------------------------------------------------------------------
          Pricing Level II           * 1.25, but ** 1.74                1.25                    0.00
     -------------------------------------------------------------------------------------------------------
          Pricing Level III          * 1.75, but ** 2.24                1.50                    0.00
     -------------------------------------------------------------------------------------------------------
          Pricing Level IV           * 2.25, but ** 2.50                1.75                    0.00
     -------------------------------------------------------------------------------------------------------
          Pricing Level V            * 2.51, but ** 3.00                2.00                    0.00
     -------------------------------------------------------------------------------------------------------
          Pricing Level VI           * 3.01, but ** 3.25                2.50                    0.25
     -------------------------------------------------------------------------------------------------------
          Pricing Level VII          * 3.26, but ** 3.50                3.00                    0.50
     -------------------------------------------------------------------------------------------------------
          Pricing Level VIII         * 3.51, but ** 3.75                3.25                    0.75
     -------------------------------------------------------------------------------------------------------

 *  Greater than or equal to
**  Less than or equal to

          D. Section 2.3A Commitment Fees. The following table is substituted for the existing table in Section 2.3A(i):

     ------------------------------------------------------------------------------------------
                                                                              Applicable
                                           Adjusted Funded                  Commitment Fee
           Pricing Level                    Debt to EBITDA                    Percentage
          --------------                   ---------------                    ----------
     ------------------------------------------------------------------------------------------
          Pricing Level I                * 0.00, but ** 1.24                           .20%
     ------------------------------------------------------------------------------------------
          Pricing Level II               * 1.25, but ** 1.74                           .20
     ------------------------------------------------------------------------------------------
          Pricing Level III              * 1.75, but ** 2.24                           .25
     ------------------------------------------------------------------------------------------
          Pricing Level IV               * 2.25, but ** 2.50                           .25
     ------------------------------------------------------------------------------------------
          Pricing Level V                * 2.51, but ** 3.00                           .25
     ------------------------------------------------------------------------------------------
          Pricing Level VI               * 3.01, but ** 3.25                           .30
     ------------------------------------------------------------------------------------------
          Pricing Level VII              * 3.26, but ** 3.50                           .40
     ------------------------------------------------------------------------------------------
          Pricing Level VIII             * 3.51, but ** 3.75                           .50
     ------------------------------------------------------------------------------------------

 *  Greater than or equal to
**  Less than or equal to

          E. Section 2.7 Letters of Credit. The following table is substituted for the existing table in Section 2.7F(i):

     ------------------------------------------------------------------------------------------
                                                                             Applicable
                                           Adjusted Funded                Letter of Credit
               Pricing Level                Debt to EBITDA                   Percentage
               -------------               ---------------                   ----------
     ------------------------------------------------------------------------------------------
          Pricing Level I                * 0.00, but ** 1.24                          1.00%
     ------------------------------------------------------------------------------------------
          Pricing Level II               * 1.25, but ** 1.74                          1.25
     ------------------------------------------------------------------------------------------
          Pricing Level III              * 1.75, but ** 2.24                          1.50
     ------------------------------------------------------------------------------------------
          Pricing Level IV               * 2.25, but ** 2.50                          1.75
     ------------------------------------------------------------------------------------------
          Pricing Level V                * 2.51, but ** 3.00                          2.00
     ------------------------------------------------------------------------------------------
          Pricing Level VI               * 3.01, but ** 3.25                          2.50
     ------------------------------------------------------------------------------------------
          Pricing Level VII              * 3.26, but ** 3.50                          3.00
     ------------------------------------------------------------------------------------------
          Pricing Level VIII             * 3.51, but ** 3.75                          3.25
     ------------------------------------------------------------------------------------------

 *  Greater than or equal to
**  Less than or equal to

          F.   The following new Section 2.8 is added to the Loan Agreement:

               2.8 Security for the Obligations. The Obligations shall be secured by the following:

                      A. A continuing first priority mortgage lien (subject only to the applicable Permitted Exceptions) on the fee simple interests of Bell in and to the land, building, improvements, fixtures, and other real property (collectively, the "Bell Property Collateral") located in Orange County, Florida, and assignment of leases and rents with respect thereto, pursuant to the Mortgage and Security Agreement and related Assignment of Leases and Rents described in subsection E[2] of Section 4.2 of the Loan Agreement:

                      B. A continuing first priority mortgage lien (subject only to the applicable Permitted Exceptions) on the fee simple interests of TT in and to the land, buildings, improvements, fixtures, and other real property (collectively, the "TT Real Property Collateral") located in Jefferson County, Kentucky, and assignment of leases and rents with respect thereto, pursuant to the Mortgage and Security Agreement and related Assignment of Leases and Rents described in subsection E[3] of Section 4.2 of the Loan Agreement (the Bell Real Property Collateral and the TT Real Property Collateral collectively are referred to herein as the "Real Property Collateral"); and

                      C. A continuing first priority security interest (subject only to the applicable Permitted Exceptions), in all personal property of the Borrower and each of the Guarantors, including but not limited to all accounts receivable, contract rights, general intangibles and other rights to payment, including instruments, documents and chattel paper of the Borrower and each of the Guarantors, and all inventory, machinery, equipment and other goods of the Borrower and each of the Guarantors, and all fixtures of the Borrower and each of the Guarantors, and all of the foregoing whether now or hereafter owned or existing, created, arising or acquired, and all proceeds and products thereof in each case (collectively, the "Personal Property Collateral"), pursuant to the Security Agreements described in subsection E[1] of Section 4.2 of the Loan Agreement (the Real Property Collateral and the Personal Property Collateral collectively are referred to herein as the "Collateral").

          G.   The following new Section 2.9 is added to the Loan Agreement:

               2.9 Release of Collateral. Notwithstanding anything contained in this Loan Agreement to the contrary, the Agent Bank, on behalf of the Banks, shall release all of its liens and security interests on or in the

          Collateral at any time on or after June 30, 2002, upon the written request of Borrower, provided each of the following terms and conditions are satisfied:

                         A. The Borrower, prior to its request for such release, shall have achieved a Fixed Charge Coverage Ratio of greater than or equal to 2.25 to 1.0 0 for two (2) consecutive Fiscal Quarters; and

                         B. The Borrower, prior to its request for such release, shall have achieved a ratio of Adjusted Funded Debt to EBITDA of less than or equal to 2.50 to 1.00 for two (2) consecutive Fiscal Quarters.

          H.   The following new Section E to Section 4.2 is added to the Loan
Agreement:

               4.2 E.    Additional Loan Documents. The Borrower and the
          Guarantors, as applicable, shall have delivered to the Agent Bank the following Additional Loan Documents:

                         [1] A security agreement substantially in the forms attached to this Loan Agreement as Annex A (collectively, the "Security Agreements") from Borrower and each Guarantor granting to the Agent Bank, for the ratable benefit of the Banks, a security interest in the Personal Property Collateral as security for the Obligations;

                         [2] Mortgage and Security Agreement substantially in the form attached to this Loan Agreement as Annex B (the "Bell Mortgage") from Bell encumbering the Bell Real Property Collateral as security for the Obligations, and related Assignment of Leases, Rents, and Profits from Bell substantially in the form attached to this Loan Agreement as Annex C (the "Bell Assignment of Leases and Rents");

                         [3] Mortgage and Security Agreement substantially in the form attached to this Loan Agreement as Annex B (the "TT Mortgage") (the Bell Mortgage and the TT Mortgage collectively are referred to herein as the "Mortgages") from TT encumbering the TT Real Property Collateral as security for the Obligations, and related Assignment of Leases, Rents, and Profits from TT substantially in the form attached to this Loan Agreement as Annex C (the "TT Assignment of Leases and Rents") (the Bell Assignment of Leases and Rents and the TT Assignment of Leases and Rents collectively are referred to herein as the "Assignments of Leases and Rents");

                         [4] UCC-1 and other Financing Statements (the "Financing Statements") necessary to perfect the security interests granted pursuant to the Security Agreements and the Mortgages;

                    [5] Current title commitments in favor of the Agent Bank and in form and substance acceptable to the Agent Bank (the "Title Commitments"), issued by a title insurance company or companies acceptable to the Agent Bank (the "Title Insurers"), to issue loan policies of title insurance in favor of the Agent Bank (the "Title Insurance Policies") in form and amounts acceptable to the Agent Bank in respect of the Real Property Collateral encumbered pursuant to the Mortgages, containing no exceptions not acceptable to the Agent Bank in its sole and absolute discretion;

                    [6] An ACORD 27 or other evidence satisfactory to the Agent Bank of fire and extended coverage insurance of the Real Property Collateral subject to the Mortgages, containing standard mortgagee and lender loss payee clauses in favor of the Agent Bank, and evidence that the inventory and other tangible property of, as applicable, the Borrower and the Guarantors which is Collateral for the Obligations is insured under standard lender loss payee clauses naming the Agent Bank as an additional insured, all in amounts and coverages acceptable to the Agent Bank (the "ACORD 27 Certificate");

                    [7] An ACORD 25 or other evidence satisfactory to the Agent Bank that Agent Bank has been named as an additional insured under policies of comprehensive general liability insurance maintained by, as applicable, the Borrower or the Guarantors applicable to the Real Property Collateral (the "ACORD 25 Certificate") (the ACORD 27 Certificate and the ACORD 25 Certificate collectively are referred to herein as the "Insurance Certificates"); and

                    [8] Such other documents and instruments as the Agent Bank may reasonably request.

          I. Section 7.4 Mortgages, Liens, Encumbrances, Security Interests, Assignments, etc. The following new Section G. is added to Section 7.4 of the Loan Agreement:

               G. Liens granted in favor of the Agent Bank, for the ratable benefit of the Banks, described in the Loan Agreement.

          J. Section 7.6 Fixed Charge Coverage Ratio. Section 7.6 is hereby amended and restated as follows:

          7.6 Fixed Charge Coverage Ratio . The Borrower shall not permit the Fixed Charge Coverage Ratio for any period of four consecutive Fiscal Quarters, to fall below the following applicable ratio calculated as of the end of the applicable Fiscal Quarter set forth below:

                    Fiscal Quarter Ending              Applicable Minimum Ratio
                    ---------------------              ------------------------

                    12/31/00                                 1.10 to 1.00
                    3/31/01                                  1.10 to 1.00
                    6/30/01                                  1.15 to 1.00
                    9/30/01                                  1.30 to 1.00
                    12/31/01                                 1.50 to 1.00
                    3/31/02                                  1.75 to 1.00
                    6/30/02                                  2.00 to 1.00
                    9/30/02, 12/31/02, 3/31/03,
                    6/30/03, 9/30/03 and 12/31/03            2.25 to 1.00
                    3/31/04 and thereafter                   2.50 to 1.00

               K.   Section 7.7 Ratio of Adjusted Funded Debt to EBITDA. Section
7.7 is hereby amended and restated as follows:

               7.7 Ratio of Adjusted Funded Debt to EBITDA. The Borrower shall not permit the ratio of Adjusted Funded Debt to EBITDA for any period of four consecutive Fiscal Quarters, to exceed the following applicable ratio calculated as of the end of the applicable Fiscal Quarter set forth below:

                    Fiscal Quarter Ending              Applicable Maximum Ratio
                    ---------------------              ------------------------

                    12/31/00                                 3.75 to 1.00
                    3/31/01                                  3.75 to 1.00
                    6/30/01                                  3.75 to 1.00
                    9/30/01                                  3.60 to 1.00
                    12/31/01 and thereafter                  3.00 to 1.00


               L. EXHIBIT G Compliance Certificate. The Compliance Certificate is amended by substituting the form attached hereto as Revised Exhibit G.

               M. Ratification. Except as specifically amended by the provisions hereinabove, the Loan Agreement remains in full, force and effect. The Borrower and Guarantors hereby reaffirm and ratify all of their obligations under the Loan Agreement, as amended and modified hereby.

          3.   AMENDMENT TO NEGATIVE PLEDGE AGREEMENT

               A. Section 3 Exceptions to Negative Pledge. The following new subsection G. is added to Section 3 of the Negative Pledge Agreement:

                    G. Grant Liens in favor of the Agent Bank, for the ratable benefit of the Banks, described in the Loan Agreement.

      4. OTHER LOAN DOCUMENTS. Except as specifically amended by the provisions hereinabove, the Loan Documents remain in full force and effect. The Borrower and Guarantors reaffirm and ratify their respective obligations, as applicable, to Agent Bank and the Banks under all of the Loan Documents, as amended and modified hereby, including, but not limited to, the Loan Agreement, the Revolving Credit Notes, the Negative Pledge Agreement, the Guaranty Agreements, any Interest Rate Agreement and all other agreements, documents and instruments now or hereafter evidencing and/or pertaining to the Loan Agreement.

      5. CONDITIONS PRECEDENT. The Banks' obligations under this Amendment are expressly conditioned upon, and subject to the following:

          A. The execution and delivery by the Borrower and the Guarantors, as applicable, of this Amendment and each of the Additional Loan Documents;

          B. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of Borrower certifying resolutions of the Borrower's board of directors to the effect that execution, delivery and performance of this Amendment and the Additional Loan Documents has been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment, the Additional Loan Documents and all other documents to be executed in connection herewith;

          C. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of each Guarantor certifying resolutions of such Guarantor's board of directors to the effect that execution, delivery and performance of this Amendment and the Additional Loan Documents has been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment, the Additional Loan Documents and all other documents to be executed in connection herewith;

          D. The representations and warranties of the Borrower and the Guarantors as applicable in this Amendment and the Additional Loan Documents shall be true and accurate in all respects.

          E. Delivery of opinions of counsel to Borrower and the Guarantors, satisfactory to the Agent Bank.

      6. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BORROWER. To induce the Agent Bank and the Banks to enter into this Amendment, the Borrower represents and warrants to Agent Bank and the Banks as follows:

          A. The Borrower has full power, authority, and capacity to enter into this Amendment and the Additional Loan Documents to which the Borrower is a party, and this Amendment and the Additional Loan Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms.

          B. No uncured Event of Default under the Notes or any of the other Loan Documents has occurred which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

          C. The person executing this Amendment and the Additional Loan Documents to which the Borrower is a party on behalf of the Borrower is duly authorized to do so.

          D. The representations and warranties made by the Borrower in any of the Loan Documents are hereby remade and restated as of the date hereof.

          E. Except as previously disclosed to the Agent Bank, there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against the Borrower, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Borrower or the ability of the Borrower to fulfill its obligations under the Loan Documents.

      7. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE GUARANTORS. To induce the Agent Bank and the Banks to enter into this Amendment, the Guarantors represent and warrant to the Agent Bank and the Banks as follows:

          A. Each Guarantor has full power, authority, and capacity to enter into this Amendment and the Additional Loan Documents to which any such Guarantor is a party, and this Amendment and the Additional Loan Documents to which any such Guarantor is a party constitute the legal, valid and binding obligations of such Guarantor, enforceable against it in accordance with their terms.

          B. The person executing this Amendment and the Additional Loan Documents to which such Guarantor is a party on behalf of each Guarantor is duly authorized to do so.

          C. The representations and warranties made by each Guarantor in any of the Loan Documents are hereby remade and restated as of the date hereof.

          D. Except as previously disclosed to the Agent Bank there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against any Guarantor, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of any Guarantor or the ability of any Guarantor to fulfill its obligations under the Guaranty Agreement.

      8.  MISCELLANEOUS.

          A. Amendment and Other Fees and Expenses. The Borrower agrees to pay to the Agent Bank for the benefit of the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares on the date hereof, an amendment fee equal to fifteen hundreds of one percent (0.15%) of the Revolving Loan Commitments which shall be payable at the closing of this Amendment. The Borrower agrees to pay to or for the account of the Agent Bank, whichever is applicable, upon the closing of this Amendment (i) the cost of the Title Commitments and the Title Policies described in subsection E[5] of Section 4.2 of the Loan Agreement, (ii) any recording or filing fees incurred by Agent Bank in connection with this 2001A Amendment, and (iii) the reasonable fees and expenses of Agent Bank's counsel in negotiating, drafting and closing this 2001A Amendment, the Additional Loan Documents and related documents.

          B. Illegality. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          C. Changes in Writing. No modification, amendment or waiver of any provision of this Amendment nor consent to any departure by the Borrower or any of the Guarantors therefrom, will in any event be effective unless the same is in writing and signed by the Agent Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          D. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent Bank and the Banks and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither the Borrower nor the Guarantors may assign this Amendment in whole or in part without the prior written consent of the Agent Bank, and the Agent Bank and the Banks at any time may assign this Amendment in whole or in part, as provided in Section 11 of the Loan Agreement.

          E. Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Agent Bank, each Bank, the Borrower and each Guarantor has caused this Amendment to be duly executed as of the day and year first above written.

                                    BANK ONE, KENTUCKY, NA, as Agent Bank ("the
                                    Agent Bank")

                                    /s/ Thelma B. Ferguson
                                    ----------------------
                                    By: Thelma B. Ferguson, First Vice President


                                    BANK ONE, KENTUCKY, NA
                                    as a Bank

                                    /s/ Thelma B. Ferguson
                                    ----------------------
                                    By: Thelma B. Ferguson, First Vice President


                                    BANK OF AMERICA, N.A.
                                    as a Bank

                                    /s/ Bryan Hulker
                                    ----------------
                                    By: Bryan Hulker, Vice President


                                    LASALLE BANK NATIONAL ASSOCIATION
                                    as a Bank

                                    /s/ A. Mark Mital
                                    -----------------
                                    By: A. Mark Mital, Vice President


                                    SUNTRUST BANK
                                    as a Bank

                                    /s/ Scott T. Corley
                                    -------------------
                                    By: Scott T. Corley, Director

                                    SYPRIS SOLUTIONS, INC. (the "Borrower")

                                    /s/ David D. Johnson
                                    --------------------
                                    By: David D. Johnson, Vice President


                                    BELL TECHNOLOGIES, INC.
                                    ("Bell")(as a "Guarantor" and solely with respect to Sections 4.2.E, 6 and 7 of the Loan Agreement)

                                    /s/ David D. Johnson
                                    --------------------
                                    By: David D. Johnson, Treasurer


                                    TUBE TURNS TECHNOLOGIES, INC.
                                    ("TT")(as a "Guarantor" and solely with
                                    respect to Sections 4.2.E, 6 and 7 of the Loan Agreement)

                                    /s/ David D. Johnson
                                    --------------------
                                    By: David D. Johnson, Treasurer


                                    GROUP TECHNOLOGIES CORPORATION
                                    ("Group")(as a "Guarantor" and solely with respect to Sections 4.2.E, 6 and 7 of the Loan Agreement)

                                    /s/ David D. Johnson
                                    --------------------
                                    By: David D. Johnson, Treasurer


                                    METRUM-DATATAPE, INC.
                                    ("MD")(as a "Guarantor" and solely with
                                    respect to Sections 4.2.E, 6 and 7 of the Loan Agreement)

                                    /s/ David D. Johnson
                                    --------------------
                                    By: David D. Johnson, Treasurer